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                                                                     Exhibit 24
                                                                     Page 1 of 2

                        CONSTELLATION ENERGY GROUP, INC.

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of Constellation Energy Group, Inc. hereby constitute and appoint M. A. Shattuck, III and E. Follin Smith and each of them their true and lawful attorneys and agents to do any and all acts and things and to execute, in their name any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the registration under said Act of not exceeding $2,000,000,000 aggregate amount of Unsecured Debt Securities, Preferred Stock, Common Stock, Warrants, Stock Purchase Contracts and Units (collectively, the "Securities") of said Company, all as authorized by Resolutions adopted by the Board of Directors of Constellation Energy Group, Inc. at a meeting held on January 24, 2003, including specifically, but without limiting the generality of the foregoing, power and authority to sign the names of the undersigned directors and officers in the capacities indicated below, to any registration statement to be filed with the Securities and Exchange Commission in respect of said Securities (the "Registration Statement"); to any registration statement or statements in addition to the Registration Statement that may be filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933; and to any and all amendments to any such registration statements or to any instruments or documents filed as part of or in connection with said registration statements or amendments to such documents; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has subscribed, these presents this 24th day of January, 2003.

                                                         Signature

Principal Executive
Officer and Director                           /s/ Mayo A. Shattuck, III
                                           -------------------------------------
                                                   Mayo A. Shattuck, III
                                            Chairman, Chief Executive Officer,
                                                  President and Director

Principal Financial and
Accounting Officer                               /s/ E. Follin Smith
                                           -------------------------------------
                                                      E. Follin Smith
                                                Senior Vice President and
                                                  Chief Financial Officer

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                                                        Exhibit 24
                                                        Page 2 of 2
                                                        Power of Attorney
                                                        In connection with
                                                        The registering of
                                                        $2 Billion of Securities

                                    Directors


       /s/ DOUGLAS L. BECKER                 /s/ FREEMAN A. HRABOWSKI, III
------------------------------------     --------------------------------------


         /s/ JAMES T. BRADY                     /s/ EDWARD J. KELLY, III
------------------------------------     --------------------------------------


        /s/ FRANK P. BRAMBLE                       /s/ NANCY LAMPTON
------------------------------------     --------------------------------------


        /s/ BEVERLY B. BYRON                     /s/ ROBERT J. LAWLESS
------------------------------------     --------------------------------------


        /s/ EDWARD A. CROOKE                  /s/ CHRISTIAN H. POINDEXTER
------------------------------------     --------------------------------------


     /s/ JAMES R. CURTISS, ESQ                  /s/ MICHAEL D. SULLIVAN
------------------------------------     --------------------------------------


         /s/ ROGER W. GALE
------------------------------------


Dated:  January 24, 2003